UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MARBLEGATE CAPITAL CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SUPPLEMENT TO PROXY STATEMENT

This proxy statement supplement (this “Proxy Supplement”) updates the definitive proxy statement and additional definitive proxy soliciting materials on Schedule 14A of Marblegate Capital Corporation (the “Company”) dated April 29, 2026 and made available to stockholders in connection with its annual meeting of stockholders to be held on June 11, 2026 (the “Proxy Statement”). Except as specifically described in this Proxy Supplement, all information set forth in the Proxy Statement continues to apply and this Proxy Supplement does not modify, amend or supplement the Proxy Statement.

This Proxy Supplement is being filed to correct an administrative oversight relating to the presentation of Item 1 (election of directors) in the proxy card and notice of internet availability that previously were furnished to stockholders. Specifically, the proxy card incorrectly gave stockholders the options to vote “For,” “Against,” or “Abstain” rather than “For All,” “Withhold All,” or “For All Except,” and the notice of internet availability did not list out the directors’ names with a number next to each director’s name. Accordingly, the Company is providing a revised proxy card and a revised notice of internet availability to its stockholders as of the record date. Stockholders of record may change their votes at any time prior to 11:59 p.m. Eastern Time on June 10, 2026 for shares held directly.

204905 Marblegate Capital Corporation Proxy Card Rev12 - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. **2026**

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

MARBLEGATE CAPITAL CORPORATION

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 10, 2026.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: **https://www.cstproxy.com/marblegatecapitalcorp/2026**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" ON PROPOSAL 1 AND "FOR" ON PROPOSALS 2, 3 AND 4.

1. To consider and vote upon the appointment of Harvey Golub, Sarah E. Feinberg, Frederick C. Herbst, Meera Joshi and Andrew Milgram to our board of directors, to serve until the 2027 annual meeting of stockholders and thereafter until their successors are elected and qualified (the "Board Proposal");

(1) Harvey Golub
(2) Sarah E. Feinberg
(3) Frederick C. Herbst
(4) Meera Joshi
(5) Andrew Milgram

FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐

To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the number(s) of the nominee(s) on the line below:

____

2. To adopt the Marblegate Capital Corporation 2026 Equity Incentive Plan (the "Equity Plan Proposal"); FOR ☐ AGAINST ☐ ABSTAIN ☐

3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026 (the "Auditor Proposal"); and FOR ☐ AGAINST ☐ ABSTAIN ☐

4. To approve an adjournment or postponement of the annual meeting, if necessary, to solicit additional proxies, if there are not sufficient votes in favor of the Board Proposal, Equity Plan Proposal or Auditor Proposal. FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**________**2026.**

Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

204905 Marblegate Capital Corporation Proxy Card Rev12 - Back Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders of Marblegate Capital Corporation to be held on June 11, 2026 To view the Proxy Statement and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/marblegatecapitalcorp/2026  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS MARBLEGATE CAPITAL CORPORATION The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated April 29, 2026, (the “Proxy Statement”) in connection with the annual meeting of stockholders of Marblegate Capital Corporation (“we”, “us”, “our” or the “Company”) and any adjournments or postponements thereof (the “Annual Meeting”) to be held at 10:00 a.m. Eastern time on June 11, 2026 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Michael Hutchby (with full power to act alone), the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the Proxy Statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR ALL” ON PROPOSAL 1 AND “FOR” ON PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR ALL” ON PROPOSAL 1 AND “FOR” ON PROPOSALS 2, 3 AND 4 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed on the other side)

Your Vote Counts! MARBLEGATE CAPITAL CORPORATION 2026 Annual Meeting Vote by June 10, 2026 11:59 PM GENERAL BROKER ET Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 1 OF 2 322,224 148,294 30# Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 FLASHID-JOB# You invested in MARBLEGATE CAPITAL CORPORATION and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 11, 2026. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 11, 2026 10:00 AM EDT https://www.cstproxy.com/marblegatecapitalcorp/2026 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com FLASHID-JOB# Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. MARBLEGATE CAPITAL CORPORATION 2026 Annual Meeting Vote by June 10, 2026 11:59 PM ET Voting Items Board Recommends 1. Election of Directors Nominees: 01 Harvey Golub 03 Frederick C. Herbst 05 Andrew Milgram 02 Sarah E. Feinberg 04 Meera Joshi For 2. To adopt the Marblegate Capital Corporation 2026 Equity Incentive Plan (the "Equity Plan Proposal"); For 3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026 (the "Auditor Proposal"); and For 4. To approve an adjournment or postponement of the annual meeting, if necessary, to solicit additional proxies, if there are not sufficient votes in favor of the Board Proposal, Equity Plan Proposal or Auditor Proposal. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. 1.00000 322,224 148,294 FLASHID-JOB#